CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (the “Agreement”) is dated as of August 29, 2013 (the “Effective Date”), and is entered into by and among Press Ventures, Inc., a Nevada corporation, (the “Company”) and the investor identified on the signature pages hereto (the “Investor”).

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, a convertible promissory note on the terms and conditions as set forth in the form of Convertible Promissory Note attached hereto as Exhibit A (individually a “Note” and collectively, the “Notes”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

AGREEMENT

1.              Promissory Notes

1.1           Issuance and Receipt of Note.  Subject to the terms of this Agreement, the Investor agrees to purchase and the Company agrees to issue to the Investor a Note, delivered by the Company to the Investor, in the aggregate principal amount set forth on the Investor’s signature page (the “Loan Amount”), such Note convertible into shares of Common Stock (the “Conversion Stock”) in the circumstances and on the terms set forth in the Note.  The Notes and Conversion Stock will sometimes be referred to collectively as the “Securities.”

1.2           Conversion Right; Redemption Right.  The Investor shall have the right to convert the Note, at its sole option, into shares of Common Stock in accordance with the terms and conditions set forth in the Note.  On the Maturity Date (as defined in the Note), the Investor may, in its sole discretion, elect to either (i) have the unpaid principal Loan Amount and accrued interest thereon repaid in full by the Company, or (ii) have the Note converted into shares of Common Stock, in accordance with the terms and conditions set forth in the Note.

2              The Closing.

2.1           Closing Date.  The closing of the issuance of the Note (the “Closing”) shall be held on the Effective Date or such other date as the Investor and the Company mutually agree.  The date of the Closing is referred to herein as a “Closing Date.”

2.2           Delivery.  At the Closing, (i) the Investor and the Company will deliver to each other this executed Agreement; (ii) the Company shall deliver to the Investor the Note; and (iii) the Investor shall deliver the Loan Amount either in cash, by check or by wire transfer to an account designated by the Company.

3.           Representations and Warranties of the Company.

The Company represents and warrants to the Investor as follows:

3.1           Definitions.  As used herein, the following terms will have the following meanings:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) of the Company, after due inquiry.

“Material Adverse Effect” shall mean any fact, change, event, factor, condition, circumstance, development or effect that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), prospects or results of operations of a Party.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

3.2           Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted.

3.3           Corporate Power and Authority. The Company has all requisite legal and corporate power to enter into, execute, deliver and perform its obligations under this Agreement and the Note (collectively, the “Transaction Documents”).  This Agreement is and, upon its issuance, the Note will be, valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability.

3.4           No Conflicts.  The execution, and delivery of the Transaction Documents and the performance of the transactions contemplated by the Transaction Documents, is not in conflict with and will not result in any material breach of any terms, conditions or provisions of, or constitute a material default under its corporate charter or other organizational document, as applicable, or any indenture, lease, agreement, order, judgment or other instrument to which Company is a party.

3.5           Use of Proceeds.  The net proceeds of the issuance of the Notes hereunder will be used by the Company for working capital and general corporate purposes.

3.6           No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act) in connection with the offer or sale of any of the Securities.

3.7           No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.

3.8           Private Placement.  The offer and sale of the Notes to the Investor as contemplated hereby is exempt from the registration requirements of the Securities Act.

3.9           Transactions with Affiliates.  None of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and/or warrants, and other than relating to services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.10           Public Filings.

(a)           The Company has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the past twelve months (the “Company SEC Reports”). The Company SEC Reports, each as amended prior to the date hereof, (i) have been prepared in all material respects in accordance with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, when filed as amended prior to the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b)           Each of the consolidated financial statements (including, in each case, any notes thereto) contained in or incorporated by reference into the Company SEC Reports was prepared in accordance with U.S. Generally Accepted Accounting Principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), complied in all material respects with applicable accounting requirements and the rules and regulations of the Securities and Exchange Commission (the “SEC”) and each fairly presented, in all material respects, the consolidated financial position, results of operations and cash flows of the Company of the dates thereof and for the respective periods indicated therein except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year end adjustments).

3.11           Compliance with Laws.  The Company is not (i) subject to the terms or provisions of any material judgment, decree, order, writ or injunction or (ii) in violation of any terms or provisions of any laws, rules, or regulations, except where such violations do not and are not likely to have a Material Adverse Effect.

3.12           Compliance with Corporate Instruments and Laws.  The Company is not in violation of any provisions of its Articles of Incorporation or Bylaws as currently in effect.  The Company is in compliance in all material respects with all applicable laws, statutes, rules, and regulations of all governmental and regulatory authorities which are applicable and the compliance with which is material to the Company or its assets or business. All licenses, franchises, permits and other governmental authorizations held by the Company and which are material to its business are valid and sufficient in all respects for the business presently carried on by the Company.

3.13           Consents.  No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or provincial or other governmental authority or other person on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents, or the offer, or issuance of the Securities other than, if required, filings or qualifications under applicable federal or state securities laws.

4.         Representations and Warranties of the Investor.

The Investor represents to the Company as follows:

4.1           Investment. The Investor is acquiring the Note for the Investor’s own account, and not directly or indirectly for the account of any other person.  The Investor is acquiring the Note for investment and not with a view to distribution or resale thereof except in compliance with Securities Act and any applicable state law regulating securities.

4.2           Registration of Note and Conversion Stock.  The Investor must bear the economic risk of investment for an indefinite period of time because the Note and Conversion Stock have not been registered under the Securities Act and therefore cannot and will not be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 under the Securities Act will become available. Transfer of the Securities have not been registered or qualified under any applicable state law regulating securities and therefore the Securities cannot and will not be sold unless they are subsequently registered or qualified under any such act or an exemption therefrom is available.  The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such act will become available.

4.3           Accredited Investor. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Securities hereunder, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Note and acquire the Securities; and (ii) the Investor has had the opportunity to review and consider the risk factors set forth on Exhibit B hereto.

4.4           Access to Information.  The Investor acknowledges that it has had access to the Company SEC Reports.  The Investor further acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company’s officers and directors concerning the terms and conditions of this Agreement and the business and financial condition of the Company, and the Investor has received such information about the business and financial condition of the Company and the terms and conditions of the Agreement as the Investor has requested.  The Investor understands that the Note and Conversion Stock are speculative investments, which involve a high degree of risk of loss of the Investor’s entire investment.

4.5           Sophistication.  The Investor further represents and warrants that the Investor has such business or financial expertise as to be able to protect the Investor’s own interests in connection with an investment in the Securities.  Such Investor further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of such investment.

4.6           Foreign Matters.  The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issuance of the Securities, in any jurisdiction outside the United States where legal action by the Company for that purpose is required.  Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in connection with their investment in the Securities.

4.7           Compliance with Laws.  Investor will not use any of the Conversion Stock to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

4.8           Legal and Tax Advice.  The Investor understands that nothing in the Company SEC Reports, this Agreement or any other materials presented to the Investor in connection with an investment in the Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

4.9           No Brokers.  No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against the Investor or the Company for any commission fee or other compensation as a finder or broker because of any act or omission of such Investor or any agent for the Investor.

4.10           Applicable to Non-U.S. Persons Only. For purposes of compliance with the Regulation S exemption of the Securities Act for the acquisition of the Securities by non-U.S. Persons, the undersigned Investor makes the following representations, warranties and covenants:

(a)           The undersigned is a person or entity that is outside the United States and is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S.1

1 Regulation S provides in part as follows:

1.
“U.S. person” means:  (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.
The following are not “U.S. persons”: (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

(b)           The undersigned is not acquiring the Securities for the account or benefit of a US Person.

(c)           The undersigned has been independently advised as to the applicable holding period imposed in respect of the Securities by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable holding periods for the Securities in such jurisdiction and it is aware of the risks and other characteristics of the Securities and of the fact that holders of Securities may not be able to resell the Securities except in accordance with applicable securities legislation and regulatory policy.

(d)           To the knowledge of the undersigned, without having made any independent investigation, neither the Company or any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities.  To the knowledge of the undersigned, the Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(e)           The undersigned will offer, sell or otherwise transfer the Securities, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

(f)           The undersigned will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

(g)           The undersigned represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period).  The undersigned understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Securities under the Securities Act, and the provisions of relevant state securities laws.

(h)           The undersigned hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Securities, including (i) the legal requirements of such the undersigned’s jurisdiction for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities; and further, such the undersigned agrees to continue to comply with such laws as long as he, she or it shall hold the Securities.

4.11           Further Assurances.  The Investor agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5.          Indemnification.

5.1           Company’s Indemnification of Investor.  To the extent permitted by law, the Company shall defend, indemnify and hold harmless the Investor from and against any and all losses, claims, judgments, liabilities, demands, charges, suits, penalties, costs or expenses, including court costs and attorneys’ fees resulting from any claim, demand, suit, action or proceeding brought by any third party (“Claims and Liabilities”) with respect to or arising from (i) the breach of any warranty or any inaccuracy of any representation made by the Company in this Agreement, or (ii) the breach of any covenant or agreement made by the Company in this Agreement.

5.2           Investor’s Indemnification of Company.  To the extent permitted by law, the Investor  shall defend, indemnify and hold harmless the Company from and against any and all Claims and Liabilities with respect to or arising from (i) the breach of any warranty or any inaccuracy of any representation made by the Investor in this Agreement, or (ii) the breach of any covenant or agreement made by the Investor in this Agreement.

5.3           Claims Procedure.  Promptly after the receipt by any indemnified party (the “Indemnitee”) of notice of the commencement of any action or proceeding against such Indemnitee, such Indemnitee shall, if a claim with respect thereto is or may be made against any indemnifying party (the “Indemnifying Party”) pursuant to this Section 5, give such Indemnifying Party written notice of the commencement of such action or proceeding and give such Indemnifying Party a copy of such claim and/or process and all legal pleadings in connection therewith.  The failure to give such notice shall not relieve any Indemnifying Party of any of its indemnification obligations contained in this Section 5,except where, and solely to the extent that, such failure actually and materially prejudices the rights of such Indemnifying Party.

 Such Indemnifying Party shall have, upon request within thirty (30) days after receipt of such notice, but not in any event after the settlement or compromise of such claim, the right to defend, at its own expense and by its own counsel reasonably acceptable to the Indemnitee, any such matter involving the asserted liability of the Indemnitee; provided, however, that if the Indemnitee determines that there is a reasonable probability that a claim may materially and adversely affect it, other than solely as a result of money payments required to be reimbursed in full by such Indemnifying Party under this Section 5 or if a conflict of interest exists between Indemnitee and the Indemnifying Party, the Indemnitee shall have the right to defend, compromise or settle such claim or suit; and, provided, further, that such settlement or compromise shall not, unless consented to in writing by such Indemnifying Party, which shall not be unreasonably withheld, be conclusive as to the liability of such Indemnifying Party to the Indemnitee.  In any event, the Indemnitee, such Indemnifying Party and its counsel shall cooperate in the defense against, or compromise of, any such asserted liability, and in cases where the Indemnifying Party shall have assumed the defense, the Indemnitee shall have the right to participate in the defense of such asserted liability at the Indemnitee’s own expense.  In the event that such Indemnifying Party shall decline to participate in or assume the defense of such action, prior to paying or settling any claim against which such Indemnifying Party is, or may be, obligated under this Section 5 to indemnify an Indemnitee, the Indemnitee shall first supply such Indemnifying Party with a copy of a final court judgment or decree holding the Indemnitee liable on such claim or, failing such judgment or decree, the terms and conditions of the settlement or compromise of such claim.  An Indemnitee’s failure to supply such final court judgment or decree or the terms and conditions of a settlement or compromise to such Indemnifying Party shall not relieve such Indemnifying Party of any of its indemnification obligations contained in this Section 5, except where, and solely to the extent that, such failure actually and materially prejudices the rights of such Indemnifying Party.  If the Indemnifying Party is defending the claim as set forth above, the Indemnifying Party shall have the right to settle the claim only with the consent of the Indemnitee.

5.4           Exclusive Remedy.  Each of the parties hereto acknowledges and agrees that, from and after the Effective Date, its sole and exclusive monetary remedy with respect to any and all claims relating to the subject matter of this Agreement shall be pursuant to the indemnification provisions set forth in this Section 5, except that nothing in this Agreement shall be deemed to constitute a waiver of any injunctive or other equitable remedies or any tort claims of, or causes of action arising from, intentionally fraudulent misrepresentation, willful breach or deceit.

6.           Confidentiality. The Investor represents to the Company that, at all times during the Company’s offering of the Notes, the  Investor has maintained in confidence all non-public information regarding the Company received by the  Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information and shall not use such information for any purpose other than to evaluate an investment in the Securities until such information (a) becomes generally publicly available other than through a violation of this provision by the  Investor or his agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise his best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

7.           Miscellaneous.

7.1           Successors and Assigns.  Subject to the restrictions on transfer set forth above, the rights and obligations of Company and the Investor under this Agreement shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

7.2           Assignment.  The Investor may assign its rights and obligations hereunder without the prior written consent of the Company, provided that the Investor provides prior notice to the Company of any such assignment and in compliance with the applicable securities laws.  The Company may assign this Agreement and its rights hereunder without the prior consent of the Investor in connection with a merger, consolidation, sale of all or substantially all of the Company’s assets or similar transaction.

7.3           Governing Law.  This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws provisions of the State of California or of any other state.

7.4           Amendment or Waiver.  Any term of this Agreement may be amended and provisions may be waived by the Investor and the Company, either retroactively or prospectively, upon the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any Note and the Company.  A waiver signed by a Party shall be effective only in the specific instance and for the specific purpose given.  Mere delay or failure to act shall not preclude the exercise or enforcement of any of the party’s rights or remedies.

7.5           Notices.  Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified; or (iv) one (1) business day after transmission by fax with confirmation of successful transmission.  Notices shall be delivered (i) if to the Investor, to the address and contact information for Investor set forth on the Signature Page of this Agreement, and (ii) if to the Company, to Poland, oo-918 Warszawa, Ul. Zlota 61 lok. 100, attention: Chief Executive Officer, or at such other address as any party may designate by giving written notice to the other party.

7.6           Severability.  In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in whole or in part or in any respect, or in the event any one or more of the provisions of this Agreement operate or would prospectively operate to invalidate this Agreement, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement.  In such instance, this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein and the remaining provisions of this Agreement shall remain operative and in full force and effect and in no way shall be affected, prejudiced or disturbed thereby.

7.7           Delays or Omissions.  No delay or omission on the part of the Investor in exercising any right under this Agreement shall operate as a waiver of such right or of any other right of the Investor, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

7.8           Headings. The headings in this Agreement are for convenience of reference only and shall not define or limit any terms or provisions hereof.

7.9           Entire Agreement. This Agreement constitutes the entire agreement between the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

7.10           Risk Factors.  The Investor acknowledges that the investment in the Company represented by the Securities is highly risky.  THE PURCHASE OF THE SECURITIES OFFERED HEREBY INVOLVES AN EXTREME DEGREE OF RISK. THE SECURITIES SHOULD ONLY BE PURCHASED BY INVESTORS WHO CAN AFFORD TO SUSTAIN A TOTAL LOSS OF THEIR INVESTMENT AND WHO HAVE NO NEED FOR LIQUIDITY WITH RESPECT TO THIS INVESTMENT.

7.11           No Tax Representations. The Investor represents, warrants and acknowledges that the Investor is not relying on the Company for any tax advice concerning the federal or state income or other tax consequences of the Investor’s acquisition, holding or disposition of the Note or any of the Securities hereunder, and that the Investor has consulted such advisors as Investor deems necessary or appropriate to understand the tax consequences of the investment represented by the Securities.

7.12           Expenses.  Except as provided for above, each party hereto shall be responsible for its own fees and expenses incurred in connection with the negotiation, execution and consummation of the transactions contemplated by this Agreement.

7.13           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Convertible Note Purchase Agreement as of the date first written above.

COMPANY:

PRESS VENTURES, INC.

By:
Name:  Edward Denkiewicz
Title:    President

[Company Signature Page to Convertible Note Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory:
Facsimile Number of Authorized Signatory:
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):
Subscription Amount (Principal Amount of Note):
$

EIN Number:

[Investor Signature Page to Convertible Note Purchase Agreement]